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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2001


                       UNITED DOMINION INDUSTRIES LIMITED
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             (Exact Name of Registrant as Specified in its Charter)



          Canada                          1-8585                 98-0125322
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                           2300 One First Union Center
                      Charlotte, North Carolina 28202-6039
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 347-6800
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)



Item 4.       Changes in Registrant's Certifying Accountant.

              (a)     Previous Independent Accountants

              On February 16, 2001, the Board of Directors of United Dominion Industries Limited (the "Company"), upon the recommendation of the Audit Committee, confirmed the selection of new independent auditors to audit the Company's financial statements for the year ending December 31, 2001, subject to approval by shareholders at the Company's annual meeting in April 2001.

              The reports of KPMG LLP ("KPMG") on the consolidated financial statements of the Company for the years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

              In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 1999 and 1998 and during the subsequent period since January 1, 2000, there were no disagreements with KPMG on any

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matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for the years ended December 31, 1999 and 1998.



              A letter from KPMG to the Securities and Exchange Commission stating whether or not it agrees with the statements included in this Item 4 is attached as Exhibit 16.01 to this Report.

              (b)     New Independent Accountants

Upon the recommendation of the Audit Committee, effective January 1, 2001, management notified Ernst & Young LLP ("E&Y") of the Company's decision to engage E&Y as the Company's new independent auditors to audit the Company's financial statements for the year ending December 31, 2001, subject to Board approval (which was obtained February 16, 2001) and subject to approval by shareholders at the Company's annual meeting in April 2001. Following management's determination to recommend to the Audit Committee the dismissal of KPMG and the engagement of E&Y for the year ending December 31, 2001, in early 2001 management of the Company had discussions with E&Y regarding the application of generally accepted accounting principles to transactions proposed to occur in the year ending December 31, 2001. E&Y did not provide any opinion or advice, but directed the Company to appropriate accounting literature that should be considered in such circumstances. Based on management's expectation that KPMG would not be appointed for the year ending December 31, 2001, the Company did not contact KPMG regarding these matters.

Item 7.       Financial Statements and Exhibits.

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Exhibits.

          Exhibit No.                             Exhibits

             16.01 Letter of KPMG LLP addressed to the Securities and Exchange Commission



                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report or amendment thereto to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 8, 2001

                              UNITED DOMINION INDUSTRIES LIMITED


                              By: /s/ William Dries
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                              William Dries
                              Senior Vice President and Chief Financial Officer


                              By: /s/ Richard L. Magee
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                              Richard L. Magee
                              Senior Vice President and Secretary